UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2021

GigCapital4, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(650) 276-7040

(Address of principal executive offices, including Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-third of one redeemable warrant	GIGGU	The Nasdaq Stock Market LLC
Common stock, $0.0001 par value	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the business combination (the “Business Combination”) of GigCapital4, Inc., a Delaware corporation (“GigCapital4” or the “Company”) with BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear.ai”), the Company intends to transfer the listing of the post-combination Company’s common stock, par value $0.0001 per share (the “Common Stock”) and it’s redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share (the “Warrants”), from the Nasdaq Capital Market (the “Nasdaq”) to the New York Stock Exchange (the “NYSE”). On November 26, 2021, the Company has taken action to apply for listing of the Common Stock and the Warrants for trading on the NYSE, and notice of this intended transfer has been provided to the Nasdaq. GigCapital4 anticipates that its Common Stock and Warrants will begin trading on the NYSE at the commencement of trading on December 8, 2021 under the ticker symbols “BBAI” and “BBAIW”, respectively. Until the close of trading on December 7, 2021, GigCapital4’s Common Stock and Warrants will continue to trade on the Nasdaq under the ticker symbols “GIG” and “GIGGW”, respectively.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K relating to the issuance of a press release is incorporated by reference into this Item 3.01.

Item 8.01	Other Events

On November 26, 2021, GigCapital4 issued a press release reminding stockholders to vote “FOR” the Business Combination. The press release also noted the pending transfer of the listing of the Common Stock from the Nasdaq to the NYSE in connection with the Business Combination. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Participants in Solicitation

BigBear.ai, GigCapital4 and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital4’s stockholders in respect of the proposed business combination and related transactions. Information regarding GigCapital4’s directors and executive officers is available in its final prospectus prepared and filed with the SEC on February 10, 2021 under Rule 424(b)(4) promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and related to its previously filed Registration Statement on Form S-1. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the definitive proxy statement related to the proposed business combination and related transactions, and which can be obtained free of charge from the sources indicated above.

Additional Information and Where to Find It

In connection with the proposed business combination, GigCapital4 has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement under the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has mailed the definitive proxy statement relating to the proposed business combination to its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Additional information about the proposed business combination and related transactions is described in GigCapital4’s proxy statement relating to the proposed business combination and the respective businesses of GigCapital4 and BigBear.ai. The proposed business combination and related transactions will be submitted to stockholders of GigCapital4 for their consideration. GigCapital4’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these materials will contain important information about BigBear.ai, GigCapital4 and the proposed business combination and related transactions. The definitive proxy statement and other relevant materials for the proposed business combination has been mailed to stockholders of GigCapital4 as of October 5, 2021, which has been established as the record date for voting on the proposed business combinations and related transactions.

Stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by GigCapital4, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Vice President and Chief Financial Officer, GigCapital4, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, and the timing of the consummation of the business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management of GigCapital4 and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to BigBear.ai; risks related to the rollout of BigBear.ai’s business and the timing of expected business milestones; the effects of competition on BigBear.ai’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. If any of these risks materialize or GigCapital4’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. There may be additional risks that neither GigCapital4 nor BigBear.ai presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K, based on information available to GigCapital4 and BigBear.ai as of the date hereof. GigCapital4 and BigBear.ai assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. While GigCapital4 and BigBear.ai may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear.ai specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear.ai’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

CONTACTS:

Reevemark

Paul Caminiti/Delia Cannan/Pam Greene

212-433-4600

BigBear.ai@reevemark.com

or

Lambert & Co.

Jennifer Hurson

845-507-0571

jhurson@lambert.com

Caroline Luz

203-656-2829

cluz@lambert.com

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release, dated November 26, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2021

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	President and Chief Executive Officer of GigCapital4, Inc.

Exhibit 99.1

GigCapital4, Inc. Reminds Stockholders to Vote “FOR” Business Combination with BigBear.ai at Special Meeting of Stockholders

Upon Closing, the Combined Company Will Trade on the NYSE under “BBAI” and “BBAIW” Ticker Symbols

PALO ALTO, November 26, 2021 – GigCapital4, Inc. (the “GigCapital4” or the “Company”), a special purpose acquisition company, today reminded stockholders to vote “FOR” the business combination with BigBear.ai Holdings, LLC (“BigBear.ai”) at the special meeting of stockholders scheduled for December 3, 2021 (the “Special Meeting”). The Company also noted the pending transfer of the listing of its common stock, par value $0.0001 per share (the “Common Stock”) and it’s warrants to purchase Common Stock at an exercise price of $11.50 per whole share (the “Warrants”), from the Nasdaq Capital Market (“Nasdaq”) to the New York Stock Exchange (the “NYSE”) in connection with the anticipated closing of the business combination. Trading of the Common Stock and the Warrants is expected to begin on the NYSE on December 8, 2021 under the new ticker symbol “BBAI” and “BBAIW”. The last day of trading on the Nasdaq is expected to be on December 7, 2021, following the consummation of the Company’s pending business combination transaction with BigBear.ai, which is currently expected to occur on December 7, 2021, subject to final stockholder approval at the Special Meeting and satisfaction of other customary closing conditions.

As previously announced, the Company will hold the Special Meeting exclusively via live webcast on December 3, 2021, at 10:00 a.m., Pacific Standard Time (PST) at www.virtualshareholdermeeting.com/GIG2021SM, or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. The Special Meeting will be conducted exclusively via live webcast and so stockholders will not be able to attend the meeting in person. Stockholders may attend the Special Meeting online and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/GIG2021SM and entering the 16-digit control number, which is either included on the proxy card you received or obtained through Broadridge Financial Solutions. If you have any questions, please contact Morrow Sodali LLC, the Company’s proxy solicitor, at (800) 662-5200 for individuals and at (203) 658-9400 for banks and brokers, or by email at GIG.ingo@investor.morrowsodali.com.

No action is required by existing Company stockholders with respect to the ticker symbol or exchange listing change.

About GigCapital4, Inc.

GigCapital4, Inc. is a Private-to-Public Equity (PPE)™ company, also known as a blank check company or special purpose acquisition company (SPAC), focusing on the technology, media and telecommunications (TMT) and sustainable industries. It was sponsored by GigAcquisitions4, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.

“Private-to-Public Equity (PPE)” is a trademark of GigFounders, LLC, an affiliate GigCapital4, and is used pursuant to agreement.

About BigBear.ai

A leader in decision dominance for more than 20 years, BigBear.ai operationalizes artificial intelligence and machine learning at scale through its end-to-end data analytics platform. The Company uses its proprietary AI/ML technology to support its customers’ decision-making processes and deliver practical solutions that work in complex, realistic and imperfect data environments. BigBear.ai’s composable AI-powered platform solutions work together as often as they stand alone: Observe (data ingestion and conflation), Orient (composable machine learning at scale), and Dominate (visual anticipatory intelligence and optimization).

BigBear.ai’s customers, which include the U.S. Intelligence Community, Department of Defense, the U.S. Federal Government, as well as customers in the commercial sector, rely on BigBear.ai’s high value software products and technology to analyze information, identify and manage risk, and support mission critical decision making. Headquartered in Columbia, Maryland, BigBear.ai has additional locations in Virginia, Massachusetts, Michigan, and California. For more information, please visit:http://bigbear.ai/ and follow BigBear.ai on Twitter: @BigBearai.

Participants in Solicitation

BigBear.ai, GigCapital4 and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital4’s stockholders in respect of the proposed business combination and related transactions. Information regarding GigCapital4’s directors and executive officers is available in its final prospectus prepared and filed with the SEC on February 10, 2021 under Rule 424(b)(4) promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and related to its previously filed Registration Statement on Form S-1. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the definitive proxy statement related to the proposed business combination and related transactions, and which can be obtained free of charge from the sources indicated above.

Additional Information and Where to Find It

In connection with the proposed business combination, GigCapital4 has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement under the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has subsequently mailed the definitive proxy statement relating to the proposed business combination to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Additional information about the proposed business combination and related transactions is described in GigCapital4’s proxy statement relating to the proposed business combination and the respective businesses of GigCapital4 and BigBear.ai. The proposed business combination and related transactions will be submitted to stockholders of GigCapital4 for their consideration. GigCapital4’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these materials will contain important information about BigBear.ai, GigCapital4 and the proposed business combination and related transactions. The definitive proxy statement and other relevant materials for the proposed business combination has been mailed to stockholders of GigCapital4 as of October 5, 2021, which has been established as the record date for voting on the proposed business combinations and related transactions.

Stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by GigCapital4, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Vice President and Chief Financial Officer, GigCapital4, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, and the timing of the consummation of the business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management of GigCapital4 and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to BigBear.ai; risks related to the rollout of BigBear.ai’s business and the timing of expected business milestones; the effects of competition on BigBear.ai’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. If any of these risks materialize or GigCapital4’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. There may be additional risks that neither GigCapital4 nor BigBear.ai presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this press release, based on information available to GigCapital4 and BigBear.ai as of the date hereof. GigCapital4 and BigBear.ai assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. While GigCapital4 and BigBear.ai may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear.ai specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear.ai’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.